SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549

                                  FORM 8-K


                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 12, 1999

                                ACE LIMITED
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             (Exact Name of Registrant as Specified in Charter)

Cayman Islands              1-11778                            Not Applicable
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(State or Other Jurisdiction      (Commission                  I.R.S. Employer
(of Incorporation                 File Number)              Identification No.)

The ACE Building
30 Woodbourne Avenue
Hamilton, Bermuda                                   HM 08
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:   (441) 295-5200
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                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)





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Item 5.           Other Events.

         On January 12, 1999, ACE Limited ("ACE") announced that it had agreed to acquire the international and domestic property and casualty insurance businesses of CIGNA Corporation ("CIGNA") for $3.45 billion in cash.

         Included as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the press release.

Item 7.     Exhibits.

99.1        Press Release, dated January 12, 1999.










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                                 Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   January 14, 1999                   ACE LIMITED

                                            By: /s/  Christopher Z. Marshall
                                                -------------------------------
                                                 Chief Financial Officer





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                               EXHIBIT INDEX

Exhibit
Number                         Description
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99.1                       Press Release, dated January 12, 1999




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